UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	September 30, 2005

Lexington Corporate Properties Trust

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-12386	13-3717318
(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015
New York, New York	10119-4015
(Address of Principal Executive Offices)	(Zip Code)

(212) 692-7200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Amendment to Lexington Strategic Asset Corp. 2005 Equity Incentive Compensation Plan

As previously disclosed in the Current Report on Form 8-K (the “September 13th 8-K”) filed September 13, 2005 by Lexington Corporate Properties Trust (the “Trust”), the Trust has formed two new subsidiaries, Lexington Strategic Asset Corp. (“LSAC”) and LXP Advisory LLC (“Advisor”). On September 30, 2005, the sole member of the Board of Directors of LSAC adopted an amendment (the “Amendment”) to the Lexington Strategic Asset Corp. 2005 Equity Incentive Compensation Plan (the “LSAC Equity Plan”). The stockholders of LSAC approved the adoption of the Amendment on September 30, 2005. The Amendment provides that new awards under the LSAC Equity Plan shall not be permitted to the extent they relate to a number of shares of common stock, par value $0.0001 per share, of LSAC (the “LSAC Common Stock”) that would exceed 3.5% of the outstanding shares of LSAC Common Stock less the sum of the number of Shares subject to outstanding awards under the LSAC Equity Plan and those issued pursuant to the exercise of awards previously granted under the LSAC Equity Plan. In addition, the Amendment provides that other than the awards described below, no additional shares of LSAC Common Stock may be subject to awards under the LSAC Equity Plan until the completion of LSAC’s next equity offering, other than shares pursuant to awards granted to independent directors of LSAC.

The description of certain material terms of the Amendment set forth above is qualified in its entirety by reference to specific provisions in the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1.

Rescission of Restricted Share Awards Under the LSAC Equity Plan

As previously disclosed in the September 13th 8-K, LSAC granted awards (the “Awards”) under the LSAC Equity Plan in the aggregate amount of 308,000 shares of restricted LSAC Common Stock to certain executive officers of LSAC, who are also executive officers of the Trust (the “Executives”), at a purchase price of $0.50 per share.

On September 30, 2005, LSAC and each of the Executives entered into rescission of restricted share award agreements (the “Rescission Agreements”). Pursuant to the Recession Agreements, LSAC and each Executive agreed to rescind a portion of the Awards equaling 114,400 shares of restricted LSAC Common Stock in the aggregate (the “Rescission”).

Following the Rescission, the Executives held the following shares of restricted LSAC Common Shares:

Executive Officers	Number of Restricted Shares
E. Robert Roskind	44,000
T. Wilson Eglin	44,000
Richard J. Rouse	39,600
Patrick Carroll	33,000
John B. Vander Zwaag	33,000

A copy of a form of Rescission of Restricted Share Award Agreement is attached hereto as Exhibit 10.2.

Item 9.01.	Financial Statements and Exhibits

(a)	Not applicable
(b)	Not applicable
(c)	Exhibits
10.1	Amendment to Lexington Strategic Asset Corp. 2005 Equity Incentive Compensation Plan
10.2	Form of Rescission of Restricted Share Award Agreement

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Corporate Properties Trust

Date: October 6, 2005	By: /s/ T. Wilson Eglin
T. Wilson Eglin
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
10.1	Amendment to Lexington Strategic Asset Corp. 2005 Equity Incentive Compensation Plan
10.2	Form of Rescission of Restricted Share Award Agreement